Provisions for liabilities	12 Months Ended
Dec. 31, 2017
Disclosure Of Other Provisions [Abstract]
Provisions for liabilities

Notes on the Accounts continued

21 Provisions for liabilities

	Restructuring of existing businesses £m	Employee related benefits £m	Fox River £m	Other provisions £m	Total £m

1 January 2017	190	40	163	400	793

Differences on exchange	4	(3)	–	(22)	(21)

Subsidiaries acquired	–	–	–	42	42

Provided in respect of the year	172	15	–	95	282

Utilised during the year	(208)	(12)	(25)	(98)	(343)

31 December 2017	158	40	138	417	753

Analysed on the balance sheet as

– current	87	24	22	266	399

– non-current	71	16	116	151	354

	158	40	138	417	753

	Restructuring of existing businesses £m	Employee related benefits £m	Fox River £m	Other provisions £m	Total £m

1 January 2016	89	38	160	282	569

Differences on exchange	15	8	–	46	69

Provided in respect of the year	120	14	20	150	304

Utilised during the year	(34)	(20)	(17)	(78)	(149)

31 December 2016	190	40	163	400	793

Analysed on the balance sheet as

– current	86	27	19	275	407

– non-current	104	13	144	125	386

	190	40	163	400	793

The restructuring provisions relate to the restructuring and integration costs incurred and reported as adjusting items in the income statement. The principal restructuring activities in 2017 and 2016 are as described in note 3(e). While some elements of the non-current provisions of £71 million will unwind over several years, as termination payments are made over extended periods in some countries, it is estimated that approximately 35% will unwind within five years.

Employee related benefits mainly relate to employee benefits other than post-employment benefits. The principal components of these provisions are gratuity and termination awards, and ‘jubilee’ payments due after a certain service period. It is estimated that approximately 22% of the non-current provisions of £16 million will unwind within five years.

A provision of £274 million was made in 2011 for a potential claim under a 1998 settlement agreement entered into by a Group subsidiary in respect of the clean-up of sediment in the Fox River. On 30 September 2014, the Group, NCR, Appvion and Windward Prospects entered into a funding agreement; the details of this agreement are explained in note 28. This agreement led to payments of £18 million in 2017 (2016: £6 million). In addition, the Group incurred legal costs of £7 million (2016: £11 million), which were also charged against the provision. In light of the conclusion of the funding agreement, the sums that the Group agreed to pay thereunder, as well as the available information in relation to the extent of the clean-up related costs, the Group reviewed the Fox River provision and increased the provision by £20 million in 2016 owing to the significant devaluation of the GBP against the USD. It is expected that the non-current provision will unwind within five years.

21 Provisions for liabilities continued

On 10 February 2017, a decision was delivered on the further hearing related to a payment of dividends by Windward to Sequana in May 2009. Further details are provided in note 28.

Other provisions comprise balances set up in the ordinary course of general business that cannot be classified within the other categories, such as sales returns and onerous contracts, together with amounts in respect of supplier, excise and other disputes. The nature of the amounts provided in respect of disputes is such that the extent and timing of cash flows are difficult to estimate and the ultimate liability may vary from the amounts provided.

Amounts provided above are shown net of reversals of unused provisions which include reversals of £7 million (2016: £41 million) for restructuring of existing businesses, £5 million (2016: £2 million) for employee benefits and £49 million (2016: £61 million) for other provisions.

1	BAT Annual Report and Form 20-F 2017